================================================================================


                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               FORM 8-K/A NO. 1


                                CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                APRIL 24, 1998

                    SECURITY CAPITAL ATLANTIC INCORPORATED
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         MARYLAND                          1-2303                   85-0415503
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER
      OF INCORPORATION)                                         IDENTIFICATION NO.)

    SIX PIEDMONT CENTER, SUITE 600                                      30305
          ATLANTA, GEORGIA                                           (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (404) 237-9292


                                NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

================================================================================

ITEM 5. OTHER EVENTS
     This Current Report on Form 8-K/A No. 1 is being filed by Security Capital Atlantic Incorporated ("ATLANTIC") to report significant changes in ATLANTIC's portfolio of multifamily communities, and contains audited financial information for certain of the multifamily communities acquired by ATLANTIC. This Form 8-K/A No. 1 amends the Current Report on Form 8-K that was filed on April 24, 1998 to include pro forma condensed financial statements as of and for the three months ended March 31, 1998 and to include one additional community acquisition.

  ACQUISITIONS

     The following acquisitions of multifamily communities were made by ATLANTIC from unrelated parties. ATLANTIC acquired the following communities because ATLANTIC believes that these communities represent excellent opportunities for long-term growth in per share cash flow.

     ATLANTIC acquired Shadowbluff apartments on August 26, 1997. Shadowbluff is a 220 unit, moderate income community located in Nashville, Tennessee. Shadowbluff was purchased for approximately $8.1 million. At the date of purchase, the community's occupancy rate was 95%. ATLANTIC assumed approximately $5.5 million of mortgage debt in connection with the acquisition of Shadowbluff.

     ATLANTIC acquired Bryn Athyn apartments on September 19, 1997. Bryn Athyn is a 172 unit, moderate income community located in Raleigh, North Carolina. Bryn Athyn was purchased for approximately $9.0 million. At the date of purchase, the community's occupancy rate was 90%.

     ATLANTIC acquired Cameron at Palm Harbor apartments (formerly Coral Lakes Landing) on October 17, 1997. Cameron at Palm Harbor is a 168 unit, moderate income community located in Tampa, Florida. Cameron at Palm Harbor was purchased for approximately $7.3 million. At the date of purchase, the community's occupancy rate was 98%. ATLANTIC assumed approximately $5.3 million of mortgage debt in connection with the acquisition of Cameron at Palm Harbor.

     ATLANTIC acquired Arbors of Dublin apartments on October 22, 1997. Arbors of Dublin is a 288 unit, moderate income community located in Columbus, Ohio. Arbors of Dublin was purchased for approximately $14.6 million. At the date of purchase, the community's occupancy rate was 91%.

     ATLANTIC acquired Cameron Hidden Harbor apartments (formerly Hidden Harbor) on December 2, 1997. Cameron Hidden Harbor is a 200 unit, moderate income community located in West Palm Beach, Florida. Cameron Hidden Harbor was purchased for approximately $10.9 million. At the date of purchase, the community's occupancy rate was 95%. ATLANTIC assumed approximately $5.5 million of mortgage debt in connection with the acquisition of Cameron Hidden Harbor.

     ATLANTIC acquired Cameron Lake II apartments (formerly Cooper's Pond) on December 4, 1997. Cameron Lake II is a 172 unit, moderate income community located in Raleigh, North Carolina. Cameron Lake II was purchased for approximately $9.2 million. At the date of purchase, the community's occupancy rate was 97%.

     ATLANTIC acquired Arbor Green apartments on March 31, 1998. Arbor Green is a 208 unit, moderate income community located in Indianapolis, Indiana. Arbor Green was purchased for approximately $10.4 million. At the date of purchase, the community's occupancy rate was 97%.

     ATLANTIC acquired 52 Magnolia apartments on May 7, 1998. 52 Magnolia is a 228 unit, middle income community located in Raleigh, North Carolina. 52 Magnolia was purchased for approximately $18.3 million. At the date of purchase, the community's occupancy rate was 94%.

  PARTNERSHIP AGREEMENT

     On May 1, 1998, ATLANTIC acquired a controlling general partnership interest in Atlantic Multifamily Limited Partnership-I ("Partnership-I"). Also on May 1, 1998, Partnership-I acquired the following communities from an unrelated party:


                                                                                            ACTUAL
                                                            PRODUCT      ACQUISITION      ACQUISITION
          NAME                UNITS        LOCATION          TYPE        COST ($000)         DATE         OCCUPANCY
--------------------------    -------    --------------    ----------    -------------    ------------    -----------
Eastover Glen                  128       Charlotte, NC      Middle              9,303     May 1, 1998        95%
Reafield Ridge I & II          324       Charlotte, NC      Middle             19,274     May 1, 1998        94%
Springs at Steele Creek        264       Charlotte, NC     Moderate            16,878     May 1, 1998        94%
Cornerstone                    302       Raleigh, NC       Moderate            24,728     May 1, 1998        90%
Poplar Place                   230       Raleigh, NC        Middle             14,165     May 1, 1998        91%
Halton Place                   246       Greenville, SC    Moderate            12,028     May 1, 1998        90%


    Partnership-I  has  the  following  operating  communities   under  contract
(probable acquisitions):


                                                                                          ANTICIPATED
                                                            PRODUCT      ACQUISITION      ACQUISITION
          NAME                UNITS        LOCATION          TYPE        COST ($000)         DATE         OCCUPANCY
--------------------------    -------    --------------    ----------    -------------    ------------    -----------
Pinnacle at Northcross         312       Charlotte, NC     Moderate            23,841      July 1998         74% (1)
Conifer Glen                   186       Raleigh, NC       Moderate            14,705      July 1998         79% (1)
Forest at  Biltmore I & II     392       Asheville, NC     Moderate            26,956      January 1999      89% (2)

---------------------
(1) Community is currently in lease-up.
(2) Occupancy is for Phase I, which has 200 units;Phase II is under construction.

     Upon completion of the three probable acquisitions, Partnership-I will own nine communities aggregating 2,384 units with a total investment of approximately $161.9 million. ATLANTIC will have a 71% general partnership interest in Partnership-I based upon its total cash investment of approximately $115.0 million. The communities acquired by Partnership-I are not encumbered by debt.

     ATLANTIC, through a wholly owned subsidiary, is the sole general partner of Partnership-I, which is organized as a Delaware limited partnership. Under the terms of the partnership agreement, ATLANTIC has sole management power over the partnership. Should a community owned by Partnership-I be sold, ATLANTIC has agreed to utilize tax-deferred exchanges in order to mitigate the tax consequences to the limited partners. At any time after one year from the contribution date, the limited partners in Partnership-I are entitled to exchange their partnership units for shares of ATLANTIC common stock, par value $0.01 per share ("Common Shares") on the basis of one partnership unit for one Common Share. Limited partners are entitled to receive preferential, cumulative quarterly distributions equal to the quarterly distribution in respect of Common Shares. ATLANTIC is entitled to all cash flow in excess of the preferential return.

DISPOSITIONS

     ATLANTIC's real estate investments are made with a view to effective long-term operation and ownership. Based upon ATLANTIC's market research and in an effort to optimize its portfolio composition, ATLANTIC disposed of certain assets in 1997 that no longer met its investment criteria and redeployed the proceeds therefrom into assets which management believes have better prospects for long-term growth.

     As a result of this asset optimization strategy, ATLANTIC disposed of the following communities:

     ATLANTIC disposed of Park Hill apartments on April 4, 1997. Park Hill is a 264 unit, moderate income community located in Miami, Florida. The gross proceeds from the Park Hill disposition were approximately $8.7 million. A loss of approximately $2.7 million was recognized on this disposition, all of which was recorded as a provision for possible loss in the historical financial statements.

     ATLANTIC disposed of Summer Chase apartments on June 26, 1997. Summer Chase is a 96 unit, moderate income community located in Tampa, Florida.

     The gross proceeds from the Summer Chase disposition were approximately $3.9 million, and a gain of approximately $0.3 million was recognized.

     ATLANTIC disposed of Stonegate apartments and Cameron at Kirby Parkway apartments on October 30, 1997. Stonegate is a 208 unit, moderate income community located in Memphis, Tennessee. Cameron at Kirby Parkway is a 324 unit, moderate income community also located in Memphis, Tennessee. The aggregate gross proceeds from the combined dispositions were approximately $17.7 million, and an aggregate gain of approximately $1.3 million was recognized.

     ATLANTIC disposed of Woodway at Trinity apartments on July 14, 1997. Woodway at Trinity is a 504 unit, middle income community located in Washington, DC. At the time of disposition, Woodway at Trinity was under development. The gross proceeds from the Woodway at Trinity disposition were approximately $36.3 million. The proceeds from this disposition were not materially different from the book value of the asset at the date of disposition, consequently, no gain or loss was recognized.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    a.   Financial Statements:
                Combined Historical Summary of Gross Income and Direct Operating Expenses with Report of Independent Auditors--Group F Communities

                Historical Summary of Gross Income and Direct Operating Expenses with Report of Independent Auditors--Arbor Green Community

    b.   Pro Forma Financial Information:

                Pro Forma Condensed Balance Sheet as of March 31, 1998
                (unaudited)

                Pro Form Condensed Statement of Earnings for the three months ended March 31, 1998 (unaudited)

                Pro Forma Condensed Statement of Earnings for the year ended December 31, 1997 (unaudited)

                Notes to Pro Forma Condensed Financial Statements

    c.   Exhibits:
                 Exhibit 10.1--Agreement   of  Limited   Partnership  of
                               Atlantic   Multifamily  Limited   Partnership-I
                               dated as of April 30, 1998 among SCA-I Incorporated, as General Partner, and The Persons listed on Exhibit A hereto, as Limited Partners
                 Exhibit 23.1--Consent of Independent Auditors

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       Security Capital Atlantic Incorporated




                                       By:     /s/ CONSTANCE B. MOORE
                                          --------------------------------------
                                                   Constance B. Moore
                                         CO-CHAIRMAN AND CHIEF OPERATING OFFICER




                                               /s/ WILLIAM KELL
                                         ---------------------------------------
                                                   William Kell
                                         SENIOR VICE PRESIDENT AND CONTROLLER
                                         (PRINCIPAL FINANCIAL AND ACCOUNTING
                                         OFFICER)



Date: May 20, 1998

                        REPORT OF INDEPENDENT AUDITORS

Board of Directors and Shareholders
Security Capital Atlantic Incorporated

     We have audited the accompanying combined Historical Summary of Gross Income and Direct Operating Expenses (the Historical Summary) of the Group F Communities described in Note 1 for the year ended December 31, 1996. This combined Historical Summary is the responsibility of the Group F Communities' management. Our responsibility is to express an opinion on this combined Historical Summary based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined Historical Summary. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the combined Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying combined Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the report on Form 8-K/A No. 1 of Security Capital Atlantic Incorporated as described in Note 1 to the combined Historical Summary of the Group F Communities and is not intended to be a complete presentation of the income and expenses of the Group F Communities.

     In our opinion, the combined Historical Summary referred to above presents fairly, in all material respects, the combined gross income and direct operating expenses of the Group F Communities as described in Note 1 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                          ERNST & YOUNG LLP

Dallas, Texas
December 31, 1997

                           SECURITY CAPITAL ATLANTIC
                                 INCORPORATED
                              GROUP F COMMUNITIES

                     COMBINED HISTORICAL SUMMARY OF GROSS
                     INCOME AND DIRECT OPERATING EXPENSES


               YEAR ENDED DECEMBER 31, 1996 AND THE PERIOD FROM
                JANUARY 1, 1997 THROUGH THE DATE OF ACQUISITION

                                                                              1996               1997
                                                                        ----------------    --------------
                                                                                              (Unaudited)
Gross income:
   Rental.............................................................. $      7,350,600    $    5,971,834
   Other...............................................................          221,836           147,292
                                                                        ----------------    --------------
       Total gross income..............................................        7,572,436         6,119,126
                                                                        ----------------    --------------

Direct operating expenses:
   Utilities and other operating expenses..............................        1,291,415         1,172,158
   Real estate taxes...................................................          674,299           584,295
   Repairs and maintenance.............................................        1,197,579           633,307
   Management fees.....................................................          321,777           253,223
   Interest on certain obligations assumed.............................          979,142         1,039,188
   Advertising.........................................................          142,664           138,817
   Insurance...........................................................          141,660            75,012
                                                                        ----------------    --------------
       Total direct operating expenses.................................        4,748,536         3,896,000
                                                                        ----------------    --------------
Excess of gross income over direct operating expenses.................. $      2,823,900    $    2,223,126
                                                                        ================    ==============

                           SECURITY CAPITAL ATLANTIC
                                 INCORPORATED
                              GROUP F COMMUNITIES

                 NOTES TO COMBINED HISTORICAL SUMMARY OF GROSS
                     INCOME AND DIRECT OPERATING EXPENSES


               YEAR ENDED DECEMBER 31, 1996 AND THE PERIOD FROM
          JANUARY 1, 1997 THROUGH THE DATE OF ACQUISITION (UNAUDITED)


1.   ORGANIZATION AND BASIS OF PRESENTATION
     The combined Historical Summary of Gross Income and Direct Operating Expenses (the "Historical Summary") relates to the operations of the following Group F Communities which were acquired from unaffiliated parties by Security Capital Atlantic Incorporated ("ATLANTIC") between January 1, 1997 and December 2, 1997.


   Date of Acquisition              Community Name                   Location            Acquisition Cost
----------------------      ----------------------------    ------------------------     ----------------
                                                                                             (in 000s)
August 26, 1997             Shadowbluff                     Nashville, Tennessee         $        8,070
September 19, 1997          Bryn Athyn                      Raleigh, North Carolina               9,044
October 17, 1997            Cameron at Palm Harbor          Tampa, Florida                        7,323
                               (formerly Coral Lakes
                               Landing)
October 22, 1997            Arbors of Dublin                Columbus, Ohio                       14,611
December 2, 1997            Cameron Hidden Harbor           West Palm Beach, Florida             10,938
                               (formerly Hidden Harbor)

     The accompanying combined Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the report on Form 8-K/A No. 1 of ATLANTIC. The combined Historical Summary is not intended to be a complete presentation of combined income and expenses of the Group F Communities as certain costs such as depreciation, amortization, certain mortgage interest, professional fees and other costs not considered comparable to the future operations of the Group F Communities have been excluded.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

REVENUE RECOGNITION
     Rental income from leasing activities consists of lease payments earned from tenants under lease agreements with terms of one year or less.

CAPITALIZATION POLICY
     Ordinary repairs and maintenance are expensed as incurred; major replacements and betterments are capitalized.

ADVERTISING EXPENSE
     The cost of advertising is expensed as incurred.

                           SECURITY CAPITAL ATLANTIC
                                 INCORPORATED
                              GROUP F COMMUNITIES

                 NOTES TO COMBINED HISTORICAL SUMMARY OF GROSS
                     INCOME AND DIRECT OPERATING EXPENSES


               YEAR ENDED DECEMBER 31, 1996 AND THE PERIOD FROM
          JANUARY 1, 1997 THROUGH THE DATE OF ACQUISITION (UNAUDITED)


USE OF ESTIMATES
     The preparation of the combined Historical Summary in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the combined Historical Summary and accompanying notes. Actual results could differ from those estimates.

3.   RELATED PARTY TRANSACTIONS
     Management fees of $233,386 and $181,414 in 1996 and 1997, respectively, were paid to affiliates of the prior owners under property management contracts.

4.   DEBT ASSUMPTION
     ATLANTIC assumed outstanding debt in connection with the acquisition of the Shadowbluff, Cameron at Palm Harbor and Cameron Hidden Harbor communities. An 8.05% mortgage note with an outstanding balance of $5,520,673 at August 26, 1997 (the date of acquisition) collateralized by the Shadowbluff community matures on December 1, 2005. The note requires monthly principal and interest payments of $41,286.

     An 8.04% mortgage note with an outstanding balance of $5,259,872 at October 17, 1997 (the date of acquisition) collateralized by the Cameron at Palm Harbor community matures on November 1, 2006. The note requires monthly principal and interest payments of $39,037.

     A 7.93% mortgage note with an outstanding balance of $5,504,439 at December 2, 1997 (the date of acquisition) collateralized by the Cameron Hidden Harbor community matures on May 12, 2001. The note requires monthly principal and interest payments of $49,926.

     ATLANTIC's assumption of these mortgage notes did not provide for modification of the original terms of the notes; therefore, interest expense incurred prior to ATLANTIC's assumption is representative of future interest expense. Accordingly, 1996 interest expense of $448,805 and $456,950 for Shadowbluff and Cameron at Hidden Harbor, respectively, is recognized in the combined Historical Summary. The mortgage note related to Cameron at Palm Harbor was executed by the prior owner on October 30, 1996 and interest expense of $73,387 for the two months subsequent is recognized in the combined Historical Summary. Interest expense of $291,109, $407,286, and $340,793 for the three communities, respectively, is recognized for the period from January 1, 1997 through the respective Date of Acquisition.

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors and Shareholders
Security Capital Atlantic Incorporated

     We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (the Historical Summary) of the Arbor Green Community (the "Community") for the year ended December 31, 1997. This Historical Summary is the responsibility of the Community's management. Our responsibility is to express an opinion on this Historical Summary based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the report on Form 8-K/A No. 1 of Security Capital Atlantic Incorporated as described in Note 1 to the Historical Summary and is not intended to be a complete presentation of the income and expenses of the Community.

     In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses of the Community as described in Note 1 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                ERNST & YOUNG LLP

Dallas, Texas
April 7, 1998

                            SECURITY CAPITAL ATLANTIC
                                  INCORPORATED
                              ARBOR GREEN COMMUNITY

                           HISTORICAL SUMMARY OF GROSS
                      INCOME AND DIRECT OPERATING EXPENSES

                          YEAR ENDED DECEMBER 31, 1997


Gross income:
   Rental...........................................................................    $ 1,392,014
   Other............................................................................        102,958
                                                                                        -----------
       Total gross income...........................................................      1,494,972
                                                                                        -----------
Direct operating expenses:
   Utilities and other expenses.....................................................        282,336
   Real estate taxes................................................................        134,933
   Repairs and maintenance..........................................................        143,528
   Management fees..................................................................         74,397
   Advertising......................................................................         34,952
   Insurance........................................................................         12,811
                                                                                        -----------
       Total direct operating expense...............................................        682,957
                                                                                        -----------
Excess of gross income over direct operating expenses...............................    $   812,015
                                                                                        ===========


                            SECURITY CAPITAL ATLANTIC
                                  INCORPORATED
                              ARBOR GREEN COMMUNITY

                      NOTES TO HISTORICAL SUMMARY OF GROSS
                      INCOME AND DIRECT OPERATING EXPENSES

                          YEAR ENDED DECEMBER 31, 1997


1.   ORGANIZATION AND BASIS OF PRESENTATION
     The Historical Summary of Gross Income and Direct Operating Expenses (the "Historical Summary") relates to the operations of the Arbor Green Community (the "Community"), located in Indianapolis, Indiana which was acquired from an unaffiliated party by Security Capital Atlantic Incorporated ("ATLANTIC") on March 31, 1998 for $10,439,000.

     The accompanying Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the report on Form 8-K/A No. 1 of ATLANTIC. The Historical Summary is not intended to be a complete presentation of income and expenses of the Community, as certain costs such as depreciation, amortization, mortgage interest, professional fees and other costs not considered comparable to the future operations of the Community have been excluded.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

REVENUE RECOGNITION
     Rental income from leasing activities consists of lease payments earned from tenants under lease agreements with terms of one year or less.

CAPITALIZATION POLICY
     Ordinary repairs and maintenance are expensed as incurred; major replacements and betterments are capitalized.

ADVERTISING EXPENSE
     The cost of advertising is expensed as incurred.

USE OF ESTIMATES
     The preparation of the Historical Summary in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the Historical Summary and accompanying notes. Actual results could differ from those estimates.

3.   RELATED PARTY TRANSACTIONS
     Management fees of $74,397 were paid to affiliates of the prior owners under property management contracts.

                            SECURITY CAPITAL ATLANTIC
                                  INCORPORATED

                    PRO FORMA CONDENSED FINANCIAL STATEMENTS

                                   (UNAUDITED)


     The accompanying pro forma condensed financial statements for ATLANTIC have been prepared based on certain pro forma adjustments to ATLANTIC's historical financial statements. The pro forma condensed financial statements reflect the multifamily community acquisitions and dispositions disclosed in Item 5 of this Current Report on Form 8-K/A No. 1 and reflect the transaction whereby ATLANTIC became an internally managed real estate investment trust ("REIT").

     The accompanying pro forma condensed balance sheet as of March 31, 1998 has been prepared as if the acquisition of the one community acquired by ATLANTIC subsequent to March 31, 1998 had been acquired as of that date. In addition, the pro forma condensed balance sheet reflects the acquisition of six communities on May 1, 1998 and the probable acquisition of three communities, all through the formation of a partnership entity, as if this transaction had occurred as of March 31, 1998.

     The accompanying pro forma condensed statements of earnings for the three months ended March 31, 1998 and the year ended December 31, 1997 have been prepared as if:

     (i) the acquisition and disposition by ATLANTIC of all operating communities acquired or disposed of subsequent to December 31, 1996 as if these communities had been acquired or disposed of as of January 1, 1997;
     (ii) the assumption of certain mortgage debt associated with the acquisition of the operating communities subsequent to December 31, 1996 as if this mortgage debt had been assumed on January 1, 1997;
     (iii) the acquisition of six operating communities and the probable acquisition of three communities through the formation of a partnership entity as if the acquisitions and the formation of the partnership entity had occurred as of January 1, 1997;
     (iv) the sale of Common Shares, preferred stock and senior unsecured notes subsequent to December 31, 1996, necessary to fund pro forma acquisitions for the year ended December 31, 1997 as if the securities had been sold as of January 1, 1997;
     (v) additional short-term borrowings necessary to fund pro forma acquisitions for the three months ended March 31, 1998 as if the borrowings had been outstanding for the entire period; and,
     (vi) the transaction, which was consummated on September 9, 1997, pursuant to which ATLANTIC acquired the operations and business of Security Capital (Atlantic) Incorporated (the "REIT Manager") and SCG Realty Services Atlantic Incorporated (the "Property Manager") in exchange for Common Shares (the "Transaction"), had occurred as of January 1, 1997.

     The pro forma condensed financial statements do not purport to be indicative of the financial position or results of operations which would actually have been obtained had the transactions described above been completed on the dates indicated or which may be obtained in the future. The pro forma condensed financial statements should be read in conjunction with the Historical Summaries of Gross Income and Direct Operating Expenses included herein and the historical financial statements included in ATLANTIC's 1997 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the three months ended March 31, 1998. In management's opinion all material adjustments necessary to reflect the effects of these transactions have been made to the pro forma financial statements.

                           SECURITY CAPITAL ATLANTIC
                                  INCORPORATED

                        PRO FORMA CONDENSED BALANCE SHEET

                                 MARCH 31, 1998

                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)
                                   (UNAUDITED)



                              ASSETS                                    HISTORICAL        ACQUISITIONS            PRO FORMA
                              ------                                 ----------------    ---------------       ----------------
Real estate......................................................... $    1,426,931      $     180,205 (a)      $   1,607,136
Less accumulated depreciation.......................................         73,396              --                    73,396
                                                                     ----------------    ---------------       ----------------
                                                                          1,353,535            180,205              1,533,740
Homestead Convertible Mortgages.....................................        122,990              --                   122,990
                                                                     ----------------    ---------------       ----------------
   Net investments..................................................      1,476,525            180,205              1,656,730
Cash and cash equivalents...........................................          3,247              --                     3,247
Other assets........................................................         21,965              --                    21,965
                                                                     ---------------     ---------------       ----------------
        Total assets................................................ $    1,501,737      $     180,205         $    1,681,942
                                                                     ================    ===============       ================

               LIABILITIES AND SHAREHOLDERS' EQUITY
               ------------------------------------

Liabilities:
     Lines of credit................................................ $      233,088      $     133,327 (b)     $      366,415
     Notes payable..................................................        150,000              --                   150,000
     Mortgages payable..............................................        163,782              --                   163,782
     Accounts payable...............................................         24,456              --                    24,456
     Accrued expense and other liabilities..........................         23,688              --                    23,688
                                                                     ----------------    ---------------       ----------------
         Total liabilities..........................................        595,014            133,327                728,341
                                                                     ----------------    ---------------       ----------------

Minority interest...................................................           --               46,878 (c)             46,878

Shareholders' equity (250,000,000 total shares authorized):
     Series A preferred shares (2,000,000 shares issued and
      outstanding at December 31, 1997; stated liquidation
      preference of $25 per share)..................................         50,000              --                    50,000
     Common Shares (47,760,965 issued and outstanding)..............            478              --                       478
     Additional paid-in capital.....................................        904,641              --                   904,641
     Employee stock purchase notes..................................        (12,290)             --                   (12,290)
     Unrealized gains on Homestead Convertible Mortgages............         17,322              --                    17,322
     Distributions in excess of net earnings........................        (53,428)             --                   (53,428)
                                                                     ----------------    ---------------       ----------------
         Total shareholders' equity.................................        906,723              --                   906,723
                                                                     ---------------     ---------------       ----------------
         Total liabilities and shareholders' equity................. $    1,501,737      $     180,205         $    1,681,942
                                                                     ================    ===============       ================


          The accompanying notes are an integral part of the pro forma condensed financial statements.

                            SECURITY CAPITAL ATLANTIC
                                  INCORPORATED

                   PRO FORMA CONDENSED STATEMENT OF EARNINGS

                        THREE MONTHS ENDED MARCH 31, 1998

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)


                                                                     ACQUISITIONS/DISPOSITIONS, NET
                                                                     ------------------------------
                                                        ATLANTIC                         PRO FORMA          ATLANTIC
                                                       HISTORICAL    HISTORICAL         ADJUSTMENTS        PRO FORMA
                                                       ----------    -----------        -----------       ------------
Revenues:
    Rental income..................................... $   46,148    $     5,005 (d)    $      --         $     51,153
    Homestead Convertible Mortgage interest income....      2,109           --                 --                2,109
    Other interest income.............................        168           --                 --                  168
                                                       ----------    -----------        -----------       ------------
                                                           48,425          5,005               --               53,430
                                                       ----------    -----------        -----------       ------------
Expenses:
    Rental expenses:
       Paid to affiliate..............................        404           --                 --                  404
       Paid to third parties..........................     11,980          1,524 (d)            (68) (e)        13,436
    Real estate taxes.................................      4,600            367 (d)           --                4,967
    Depreciation......................................      7,798           --                  930  (f)         8,728
    Interest:
       Mortgages......................................      3,015           --                 --                3,015
       Line of credit and notes payable...............      2,894           --                2,079  (g)         4,973
    General and administrative expenses:
       Paid to affiliate..............................        214           --                 --                  214
       Paid to third parties..........................      1,210           --                  120  (h)         1,330
    Other.............................................         16           --                 --                   16
                                                       ----------    -----------        -----------       ------------
                                                           32,131          1,891              3,061             37,083
                                                       ----------    -----------        -----------       ------------
Earnings from operations before minority
  interest, excluding gains on dispositions........... $   16,294    $    3,114         $    (3,061)      $     16,347
Minority interest share in net earnings...............       --             --                  702  (i)           702
                                                       ----------    -----------        -----------       ------------
Earnings from operations excluding gains on
  dispositions........................................     16,294          3,114             (3,763)            15,645
      Less preferred share dividends..................      1,078            --                --                1,078
                                                       ----------    -----------        -----------       ------------
Net earnings attributable to Common Shares............ $   15,216    $     3,114        $    (3,763)      $     14,567
                                                       ==========    ===========        ===========       ============

Per Common Share amounts:
    Basic net earnings attributable to Common
     Shares........................................... $     0.32                                         $       0.31
                                                       ==========                                         ============
    Diluted net earnings attributable to Common
     Shares........................................... $     0.32                                         $       0.31
                                                       ==========                                         ============
    Weighted-average Common Shares outstanding -
     basic............................................     47,751            --                --               47,751
                                                       ==========     ===========       ===========       ============
    Weighted-average Common Shares outstanding -
     diluted (j)......................................     47,751            --                --               47,751
                                                       ==========     ===========       ===========       ============

Reconciliation of net earnings attributable to
 Common Shares to funds from operations:
    Net earnings attributable to Common Shares........ $   15,216     $     3,114       $    (3,763)      $     14,567
    Add (Deduct):
    Real estate depreciation..........................      7,770             --                930              8,700
    Non-cash interest income..........................       (230)            --                --                (230)
    Minority interest.................................       --               --                702                702
                                                       ----------     -----------       -----------       ------------
    Funds from operations (k)......................... $   22,756     $     3,114       $    (2,131)      $     23,739
                                                       ==========     ===========       ===========       ============
Weighted-average Common Shares outstanding -
  basic (l)...........................................     47,751             --              1,755             49,506
                                                       ==========     ===========       ===========       ============
Weighted-average Common Shares outstanding -
  diluted (l).........................................     47,751             --              1,755             49,506
                                                       ==========     ===========       ===========       ============
Cash Flow Summary:
     Net cash provided by operating activities........ $   19,646     $     3,114       $    (2,011)      $     20,749
     Net cash used by investing activities............    (59,111)            --           (133,327)          (192,438)
     Net cash provided by financing activities........     41,439             --            133,327            174,766



          The accompanying notes are an integral part of the pro forma condensed financial statements.

                            SECURITY CAPITAL ATLANTIC
                                  INCORPORATED

                    PRO FORMA CONDENSED STATEMENT OF EARNINGS

                          YEAR ENDED DECEMBER 31, 1997

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)



                                                            ACQUISITIONS/DISPOSITIONS, NET
                                                            --------------------------------
                                            ATLANTIC                           PRO FORMA               THE              ATLANTIC
                                           HISTORICAL       HISTORICAL        ADJUSTMENTS          TRANSACTION (m)      PRO FORMA
                                           ------------    -------------      -------------       ---------------     -------------
Revenues:
    Rental income......................... $  168,459      $     19,437 (d)   $      --           $      --           $   187,896
    Homestead Convertible Mortgage interest
     income...............................      4,453              --                --                  --                 4,453
    Other interest income.................        637              --                --                  --                   637
                                           ------------    -------------      -------------       ---------------     -------------
                                              173,549           19,437               --                  --               192,986
                                           ------------    -------------      -------------       ---------------     -------------
Expenses:
    Rental expenses:
       Paid to affiliate..................        274              --                --                 1,674  (m)(i)       1,948
       Paid to third parties..............     44,488            5,038  (d)         (86) (n)            3,778  (m)(i)      53,218
    Real estate taxes.....................     14,693            1,157  (d)          --                   --               15,850
    Property management fees:
       Paid to affiliate..................      3,848              988  (d)        (203) (n)           (4,633) (m)(ii)       --
       Paid to third parties..............        629               --               --                   --                  629
    Depreciation..........................     26,994               --            3,620  (o)              247  (m)(iii)    30,861
    Interest:
       Mortgages..........................     11,062            1,039  (p)          15  (p)              --               12,116
       Line of credit and notes payable...      9,230               --            6,689  (q)              --               15,919
    REIT management fee paid to affiliate..     8,548               --              455  (r)           (9,003) (m)(ii)       --
    General and administrative expenses:
       Paid to affiliate...................       316               --               --                 1,059  (m)(iv)      1,375
       Paid to third parties...............     2,046               --               --                 2,820  (m)(iv)      4,866
    Provision for possible loss on
     investments...........................       200               --               --                   --                  200
    Other..................................       106               --               --                   --                  106
                                            ------------    -------------      -------------       ---------------    -------------
                                              122,434            8,222           10,490                (4,058)            137,088
                                            ------------    -------------      -------------       ---------------    -------------




                     The accompanying notes are an integral
             part of the pro forma condensed financial statements.
                                                                (Continued)

                            SECURITY CAPITAL ATLANTIC
                                  INCORPORATED

                    PRO FORMA CONDENSED STATEMENT OF EARNINGS

                          YEAR ENDED DECEMBER 31, 1997

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                               ACQUISITIONS/DISPOSITIONS, NET
                                                               ------------------------------
                                                ATLANTIC                         PRO FORMA              THE             ATLANTIC
                                                HISTORICAL       HISTORICAL      ADJUSTMENTS       TRANSACTION (m)      PRO FORMA
                                               ------------    -------------    -------------     ----------------   -------------
Earnings from operations before minority
  interest, excluding gains on
  dispositions...............................  $    51,115      $    11,215      $   (10,490)      $     4,058        $     55,898
Minority interest share in net earnings......           --             --              2,173  (s)         --                 2,173
                                               ------------    -------------     -------------     ---------------   -------------
Earnings from operations excluding gains on
  dispositions...............................       51,115           11,215          (12,663)            4,058              53,725
    Less preferred share dividends...........        1,569             --                316  (t)          --                1,885
                                               ------------    -------------     -------------     ---------------   -------------
Net earnings attributable to Common Shares...  $    49,546      $    11,215      $   (12,979)      $     4,058        $     51,840
                                               ============    =============     =============     ===============   =============

Per Common Share amounts:
    Basic net earnings attributable to Common
     Shares..................................  $      1.17                                                            $       1.17
                                               ============                                                           =============
    Diluted net earnings attributable to
     Common Shares...........................  $      1.17                                                                    1.17
                                               ============                                                           =============
    Weighted-average Common Shares
      outstanding - basic....................       42,449             --                404  (u)        1,586 (m)(v)       44,439
                                               ============    ============      ============     ==============      =============
    Weighted-average Common Shares
      outstanding - diluted (j)..............       42,450             --                404             1,586 (m)(v)       44,440
                                               =============   =============     =============    ==============      =============

Reconciliation of net earnings attributable to
 Common Shares to funds from operations:
    Net earnings attributable to Common
     Shares..................................  $    49,546      $    11,215      $   (12,979)     $      4,058        $    51,840
    Add (Deduct):
    Real estate depreciation.................       26,963              --             3,620              --               30,583
    Provision for possible loss on
     investments.............................          200              --              --                --                  200
    Non-cash interest income.................         (486)             --              --                --                 (486)
    Minority interest........................           --              --             2,173              --                2,173
                                               ------------    -------------     -------------     ---------------    -------------
    Funds from operations (k)................  $    76,223      $    11,215      $    (7,186)      $     4,058        $    84,310
                                               ============    =============     =============     ===============    =============
Weighted-average Common Shares outstanding -
  basic (l)...................................      42,449              --             1,797             1,586  (m)(v)     45,832
                                               ============    =============     =============     ===============    =============
Weighted-average Common Shares outstanding -
  diluted (l).................................      42,450              --             1,797             1,586  (m)(v)     45,833
                                               ============    =============     =============     ===============    =============
Cash Flow Summary:
     Net cash provided by operating
      activities.............................. $    83,122      $    11,215      $    (7,186)      $     4,453        $    91,604
     Net cash used by investing activities....    (295,606)             --          (143,766)           (2,379)          (441,751)
     Net cash provided by financing
      activities..............................     209,418              --           143,766              --              353,184



     The accompanying notes are an integral part of the pro forma condensed financial statements.

                           SECURITY CAPITAL ATLANTIC
                                 INCORPORATED

               NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS

                                MARCH 31, 1998
                                  (UNAUDITED)
               (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


(a) As described in Item 5 to this Form 8-K/A No. 1, represents (i) the acquisition of six communities on May 1, 1998; (ii) the acquisition of one community on May 7, 1998; and, (iii) the probable acquisition of three communities.

(b) Reflects the use of line of credit borrowings to fund the cash portion of the acquisitions discussed in note (a).

(c) Represents the minority interest that results from ATLANTIC's acquisition of a controlling general partnership interest in Atlantic Multifamily Limited Partnership-I ("Partnership-I") on May 1, 1998. In exchange for contributing $115.0 million in cash, ATLANTIC will own approximately 71% of Partnership-I which will own nine communities (six communities were acquired by Partnership-I on May 1, 1998). The minority interest will be exchangeable for Common Shares beginning on the first anniversary date of its issuance.

(d) All of ATLANTIC's acquisitions and probable acquisitions subsequent to December 31, 1996 were or will be acquired from unaffiliated third parties. These acquisitions are described in Item 5 of this Current Report on Form 8-K/A No. 1. These amounts reflect historical gross income and certain expenses for all communities acquired subsequent to December 31, 1996 for the period from January 1, 1997 to the earlier of the respective dates of acquisition, December 31, 1997, or March 31, 1998, as applicable (results of operations after the date of acquisition are included in ATLANTIC's historical operating results). The adjustments also reflect the removal from ATLANTIC's historical balances of gross income and certain expenses for all communities disposed of subsequent to December 31, 1996 for the period from January 1, 1997 to the respective dates of disposition, as applicable. The historical gross income and expenses relating to the period prior to ATLANTIC's acquisition of the communities exclude amounts which would not be comparable to the proposed future operations of the communities.

     The following tables summarize the historical income and expense amounts shown on the pro forma condensed statement of earnings for the three months ended March 31, 1998 and for the year ended December 31, 1997:

                           SECURITY CAPITAL ATLANTIC
                                 INCORPORATED

        NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS--(CONTINUED)




                                                                                REAL          PROPERTY
                                                RENTAL          RENTAL         ESTATE        MANAGEMENT
                                                INCOME         EXPENSES         TAXES           FEES
                                              ----------      ----------     ----------      ----------
FOR THE THREE MONTHS ENDED MARCH 31, 1998:
  Arbor Green Community.....................  $      358      $      134     $       33      $       --
  Community acquisitions and probable
    community acquisitions of
    Partnership-I...........................       4,129           1,240            302              --
  Other community acquired in 1998..........         518             150             32              --
                                               ---------      ----------     ----------      ----------
     Net adjustment to ATLANTIC's
       historical balances..................  $    5,005      $    1,524     $      367      $       --
                                               =========      ==========     ==========      ==========

FOR THE YEAR ENDED DECEMBER 31, 1997:
     Group F Communities (see
       reconciliation to audited results
       below)...............................  $    7,748      $    2,404     $      720      $      298
     Arbor Green Community (audited
       results).............................       1,495             474            135              74
     Other community acquired in 1997.......       1,340             356             74              62
     Community acquisitions and probable
       community acquisitions of
       Partnership-I........................      13,476           3,478            751             724
     Other community acquired in 1998.......       2,137             490            126              78
                                              ----------      ----------     ----------      ----------
       Totals for the year..................      26,196           7,202          1,806           1,236
     Less: Post acquisition amounts
            already included in
            ATLANTIC's historical
            Balances........................      (1,733)           (410)          (141)            (45)
     Less:  Dispositions....................      (5,026)         (1,754)          (508)           (203)
                                              ----------      ----------     ----------      ----------
       Net adjustment to ATLANTIC's
       historical balances..................   $  19,437      $    5,038     $    1,157      $      988
                                              ==========      ==========     ==========      ==========


The following analysis reconciles the audited information for the Group F Communities to the amounts contained in the pro forma condensed statement of earnings (in thousands):


                                                                                REAL           PROPERTY
                                                RENTAL          RENTAL         ESTATE         MANAGEMENT
                                                INCOME         EXPENSES         TAXES            FEES
                                              ------------    -----------    ------------   ----------------
Group F Communities:  Audited results of
   Operations for the year ended December
   31, 1996.................................  $    7,572      $   2,773      $      674     $        322
     Incremental income and expense
       amounts necessary to reconcile the
       1996 audited results with the 1997
       actual results.......................         176           (369)             46              (24)
                                              ------------    -----------    -------------  ----------------
          Total 1997 Group F................  $    7,748      $   2,404      $      720     $        298
                                              ============    ===========    ============   ================


                           SECURITY CAPITAL ATLANTIC
                                 INCORPORATED

        NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS--(CONTINUED)


(e) Represents the adjustment to historical operating expenses to reflect these expenses at the level they would have been had ATLANTIC owned these communities as of January 1, 1998.

(f) Reflects the recognition of depreciation expense for the three months ended March 31, 1998 related to the communities acquired after January 1, 1998 and the probable acquisitions. This depreciation adjustment is based on ATLANTIC's purchase cost assuming asset lives of ten to 40 years. Depreciation is computed using a straight-line method.

(g) Represents interest expense for the three months ended March 31, 1998 on pro forma line of credit borrowings necessary to fund pro forma acquisitions and probable acquisitions. The adjustment is based on a weighted-average effective interest rate of 6.68%.

(h) Represents the pro forma reduction of internal costs capitalized in connection with ATLANTIC's operating community acquisitions for the three months ended March 31, 1998. The pro forma reduction results from a March 1998 accounting rule requiring that internal acquisition costs be expensed as incurred.

(i) Represents the limited partners' approximately 29% interest in the net earnings of Partnership-I for the three months ended March 31, 1998. See note (c).

(j) Diluted earnings per share ("EPS") has not been calculated assuming conversion of the limited partners' interest in the Partnership-I because the effect on EPS would be anti-dilutive. The diluted EPS calculation does include the effect of dilutive stock options.

(k) Funds from operations represents ATLANTIC's net earnings computed in accordance with generally accepted accounting principles ("GAAP"), before minority interest, excluding real estate depreciation, gains (or losses) from depreciated real estate, provision for possible losses, extraordinary items, non-cash interest income and significant non-recurring items. Funds from operations should not be considered as an alternative to net earnings or any other GAAP measurement of performance as an indicator of ATLANTIC's operating performance or as an alternative to cash flows from operating, investing or financing activities as a measure of liquidity. ATLANTIC believes that funds from operations is helpful to a reader as a measure of the performance of an equity REIT because, along with cash flow from operating activities, investing activities and financing activities, it provides a reader with an indication of the ability of ATLANTIC to incur and service debt, to make capital expenditures and to fund other cash needs. The funds from operations measure presented by ATLANTIC, while consistent with the National Association of Real Estate Investment Trusts' definition, may not be comparable to similarly titled measures of other REITs which do not compute funds from operations in a manner consistent with ATLANTIC. Funds from operations is not intended to represent cash made available to shareholders. Furthermore, management believes that an understanding of funds from operations will enhance the reader's comprehension of the impact of the Transaction to ATLANTIC which was a specific consideration of ATLANTIC's Board of Directors in approving the Transaction.

(l) The exchange of the limited partners' interest in Partnership-I for Common Shares is assumed for purposes of presenting basic and diluted weighted-average Common Shares outstanding with respect to funds from operations.

                           SECURITY CAPITAL ATLANTIC
                                 INCORPORATED

        NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS--(CONTINUED)


(m) On September 9, 1997, ATLANTIC acquired the operations and business of the REIT Manager and the Property Manager, in exchange for Common Shares. As a result of the Transaction, ATLANTIC became an internally managed REIT. The adjustments discussed below reflect ATLANTIC's operating results for 1997 as if the Transaction had been consummated as of January 1, 1997.

         (i) Reflects the historical operating expenses of the Property Manager which were directly related to providing services to ATLANTIC for the period from January 1, 1997 to September 9, 1997 and certain pro forma adjustments. The amounts designated as being "paid to affiliate" represent administrative services provided by Security Capital Group Incorporated ("Security Capital"), the owner of the REIT Manager and Property Manager and ATLANTIC's principal shareholder. Security Capital has been providing these services to ATLANTIC since September 9, 1997 under an administrative services agreement;
         (ii) Reflects the elimination of ATLANTIC's historical expenses, including pro forma adjustments, related to REIT management fees and property management fees;
        (iii) Reflects the historical depreciation expense of $184 for the period from January 1, 1997 to September 9, 1997 directly related to fixed assets acquired from the REIT Manager and the Property Manager (primarily computer equipment and software), as adjusted by $63 for the estimated increase in depreciation expense that would result from the capitalization of development-related costs for the period from January 1, 1997 to September 9, 1997 as discussed below. These capitalized costs will be depreciated utilizing the same lives and methods currently utilized by ATLANTIC;
         (iv) Reflects the historical general and administrative costs of the REIT Manager of $5,051 which were associated with providing services to ATLANTIC for the period from January 1, 1997 to September 9, 1997, reduced for the pro forma adjustment to capitalize qualifying direct and incremental costs relating primarily to the development of real estate investments of $2,379 that would have been capitalized by ATLANTIC under GAAP, had the Transaction occurred as of January 1, 1997. This amount is net of a $148 adjustment related to the pro forma reduction of internal costs capitalized in connection with ATLANTIC's operating community acquisitions for the period from September 9, 1997 to December 31, 1997. The pro forma reduction results from a March 1998 accounting rule requiring that internal acquisition costs be expensed as incurred. Prior to consummation of the Transaction on September 9, 1997, ATLANTIC was not able, under GAAP, to capitalize internal development-related costs because the REIT management fee paid was not a direct reimbursement of these costs.

              The amounts designated as being "paid to affiliate" represent administrative services provided by Security Capital. Security Capital has been providing these services to ATLANTIC since September 9, 1997 under an administrative services agreement.

         (v) Reflects the increase in weighted-average Common Shares outstanding that would result if the 2,307 Common Shares issued to Security Capital as consideration for the purchase of the net tangible assets of the REIT Manager and the Property Manager had been issued as of January 1, 1997. The number of shares shown is based on the 2,307 Common Shares actually issued to Security Capital on September 9, 1997, calculated as: 2,307 x 251 days / 365 days = 1,586 weighted-average incremental Common Shares.

                           SECURITY CAPITAL ATLANTIC
                                 INCORPORATED

        NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS--(CONTINUED)


(n) Represents the adjustment to historical rental and property management expenses for the year ended December 31, 1997 to reflect these expenses at the level they would have been had ATLANTIC owned the communities as of January 1, 1997.

(o) Reflects (i) the removal of $582 of depreciation expense recognized on communities disposed of subsequent to December 31, 1996 which is included in ATLANTIC's 1997 historical balances and (ii) the recognition of $4,202 of depreciation expense for the period from January 1, 1997 through the respective acquisition dates related to the communities acquired subsequent to December 31, 1996. Depreciation expense after the date of acquisition is included in ATLANTIC's historical operating results. This depreciation adjustment is based on ATLANTIC's purchase cost assuming asset lives of ten to 40 years. Depreciation is computed using a straight-line method.

(p) Reflects historical interest expense of $1,039 for the period from January 1, 1997 through the date the three mortgage notes related to 1997 acquisitions were assumed by ATLANTIC. Additionally, a pro forma adjustment of $15 has been recognized to reflect interest expense on the three mortgage notes at ATLANTIC's effective interest rate. The interest rates on the mortgage notes vary from 7.93% to 8.05%.

(q) Represents the increase in interest expense on the portion of ATLANTIC's senior unsecured notes issued on August 20, 1997 (the "Notes") that is assumed to have been issued as of January 1, 1997 to the extent necessary to fund pro forma acquisitions. The pro forma adjustment assumes that the community acquisitions and probable acquisitions by Partnership-I as described in note (d) are funded entirely with proceeds from the Notes. The remaining pro forma acquisitions by Partnership-I as described in note (d) are assumed to be funded with proceeds from the sale of Common Shares, preferred stock and the Notes on a pro rata basis. See notes (t) and (u). The weighted-average effective interest rate on the Notes of 7.66% was used to calculate the pro forma adjustment.

(r) Reflects the additional REIT management fee for the year ended December 31, 1997 that would have been incurred had the pro forma acquisitions and dispositions occurred as of January 1, 1997.

(s) Reflects the limited partners' approximately 29% interest in the net earnings of Partnership-I for the year ended December 31, 1997. See note
     (c).

(t) Reflects an increase in preferred share dividends on the portion of ATLANTIC's Series A Cumulative Redeemable Preferred Stock issued on August 20, 1997 that is assumed to have been issued as of January 1, 1997 to the extent necessary to fund pro forma acquisitions. See note (q).

(u) The number of Common Shares used in the calculating of the pro forma basic net earnings per Common Share was based on the weighted-average number of Common Shares outstanding during the period, adjusted to give effect to the Common Shares assumed to have been issued as of January 1, 1997 to the extent necessary to fund the pro forma acquisitions. See note (q).